Exhibit 10.1

EXECUTION VERSION

INVESTOR RIGHTS AGREEMENT

This INVESTOR RIGHTS AGREEMENT, dated as of November 1, 2016, is made by and among Beasley Broadcast Group, Inc., a Delaware corporation (the “Company”), each Person identified on Schedule 1 hereto as a Former Greater Media Stockholder (each, individually, a “Former Greater Media Stockholder” and, collectively, the “Former Greater Media Stockholders”), each Person identified on Schedule 2 hereto as a Beasley Family Stockholder (each, individually, a “Beasley Family Stockholder” and, collectively, the “Beasley Family Stockholders”) and any other Person who becomes a party to this Agreement pursuant to the provisions hereof (together with the Former Greater Media Stockholders and the Beasley Family Stockholders, each, individually, a “Stockholder” and, collectively, the “Stockholders”). All capitalized terms used without a definition shall have the meaning as specified in Section 1(a).

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 19, 2016, by and among the Company, Greater Media, Inc., a Delaware corporation (“Greater Media”), Beasley Media Group 2, Inc., a Delaware corporation and indirect wholly owned subsidiary of the Company (“MergerCo”), and Peter A. Bordes, Jr., as the Stockholders’ Representative (as defined in the Merger Agreement), pursuant to which, among other things, MergerCo will be merged with and into Greater Media (the “Merger”), with Greater Media surviving the Merger as an indirect wholly owned subsidiary of the Company, upon the terms and subject to the conditions of the Merger Agreement;

WHEREAS, in connection with the Merger, the Company will issue shares of its Class A common stock, par value $0.001 per share (“Class A Common Stock”), to the Former Greater Media Stockholders (such shares of Class A Common Stock, the “Merger Shares”);

WHEREAS, as a condition to the Merger, the parties hereto have agreed to enter into this Agreement;

NOW, THEREFORE, in consideration of the recitals and the mutual premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions; Rules of Construction.

(a) For purposes of this Agreement, each of the following terms shall have the meaning ascribed to it in this Section 1:

“10.0% Ownership Requirement” – that the Former Greater Media Stockholders or their Approved Greater Media Transferees continue to own at all times shares of Class A Common Stock that represent, in the aggregate, at least 10.0% of the Company’s outstanding shares of Common Stock.

“75.0% Ownership Requirement” – that the Former Greater Media Stockholders or their Approved Greater Media Transferees continue to own at all times, in the aggregate, at least 75.0% of the Merger Shares.

“Affiliate” – as to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, provided, however, that, for purposes of this Agreement, neither the Company nor any of its Subsidiaries shall be deemed an Affiliate of any of the Stockholders (and vice versa). For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Agreement” – this Investor Rights Agreement, as originally executed and as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

“Approved Greater Media Transfer” – one or more Transfers by a Former Greater Media Stockholder made (i) to a member or members of the Immediate Family Group of such Former Greater Media Stockholder, (ii) to another Former Greater Media Stockholder and/or to a member or members of the Immediate Family Group of such Former Greater Media Stockholder, (iii) to the estate of such Former Greater Media Stockholder, or (iv) by operation of the provisions of the trust instrument of a trust which is a Former Greater Media Stockholder or which is a successor trust, including by way of being a “mirror”, “sub” or “split” trust, directly or indirectly, of a trust which is a Former Greater Media Stockholder, so long as the recipient of such Transfer is a Transferee under clauses (i) through (iv) of this definition (it being understood that any change in trustees of any such trust is an Approved Greater Media Transfer). In addition, “Approved Greater Media Transfer” shall include one or more Transfers from a Person receiving Shares pursuant to the prior sentence to the Former Greater Media Stockholder who originally transferred such Shares to such recipient.

“Approved Greater Media Transferee” – a Transferee receiving Shares pursuant to an Approved Greater Media Transfer.

“Beasley Family Stockholder” – as defined in the Preamble.

“Board” – the board of directors of the Company.

“Business Day” – any day that is not (i) a Saturday, (ii) a Sunday or (iii) any other day on which commercial banks are authorized or required by Law to be closed in the City of New York, New York.

“Class A Common Stock” – as defined in the Preamble.

“Class B Common Stock” – the Class B common stock, par value $0.001 per share, of the Company.

“Common Stock” – the Class A Common Stock and the Class B Common Stock.

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“Common Stock Equivalents” – the Common Stock and securities convertible into, or exchangeable for, or exercisable into, shares of Common Stock.

“Company” – as defined in the Preamble.

“Director Qualification Standards” – (a) any requirements generally applicable to all of the directors (and not, for the avoidance of doubt, requirements applicable to a director fulfilling a particular function) regarding service as a director of the Company under applicable law or applicable rules and regulations, including, but not limited to, the rules and regulations of The NASDAQ Stock Market, LLC, and (b) any additional reasonable qualification standards generally applicable to all directors (and not, for the avoidance of doubt, requirements applicable to a director fulfilling a particular function) established by the Board in good faith for eligibility of individuals to serve as directors.

“Fall-Away of Board Rights” – the first day on which the 75.0% Ownership Requirement is not satisfied.

“Former GM Stockholder Director Designee” – (a) Peter A. Bordes, Jr. or (b) any member of the Board appointed pursuant to Section 4(b) of this Agreement.

“Former Greater Media Stockholder” – as defined in the Preamble.

“Governmental Authority” – any nation or government, any state or other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any court, tribunal or arbitrator and any self-regulatory organization.

“Immediate Family Group” – as to any individual, (i) such individual’s parents, mother-in-law, father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, children (including by way of adoption), grandchildren (including by way of adoption), great grandchildren (including by way of adoption) or next of kin and (ii) one or more trusts, family partnerships or other entities (in each case, organized under the laws of the United States or any political subdivision thereof) for the benefit of such individual and/or one or more of the persons set forth in clause (i).

“Merger Shares” – as defined in the Recitals.

“Person” – an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Rule 144” means Rule 144 promulgated under the Securities Act by the Commission, as the same shall be amended from time to time, or any successor rule then in effect.

“Securities Act” – the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, as the same shall be in effect from time to time.

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“Selling Former Greater Media Stockholder” – as defined in Section 2(b).

“Shares” – means all Common Stock Equivalents held by any Stockholder that is a party to this Agreement, whether now owned or hereafter acquired. References to Shares on an “as-converted basis” means such Common Stock Equivalents assuming the conversion into, exchange for or exercise into Common Stock of securities convertible into, or exchangeable for, or exercisable into, shares of Common Stock.

“Stockholder(s)” – as defined in the Preamble.

“Tag-Along Notice” – as defined in Section 3(b).

“Tag-Along Rights” – as defined in Section 3(a).

“Tag-Along Seller” – as defined in Section 3(a).

“Tag-Eligible Sale” – as defined in Section 3(a).

“Tag Holders” – as defined in Section 3(a).

“Tagging Stockholder” – as defined in Section 3(b).

“Transfer” – any direct or indirect (whether by act, omission or operation of law), sale, exchange, transfer, hypothecation, gift, conveyance in trust, assignment, or other disposal of, all or any portion of such Stockholder’s Shares, including by adjudication of the Stockholder as bankrupt, by assignment for the benefit of creditors, by attachment, levy or other seizure by any creditor pursuant to a judicial process, or by passage or distribution of Shares under judicial order or legal process.

“Transfer Notice” – as defined in Section 2(b).

“Transferee” – a Person to whom Shares are Transferred.

(b) The following provisions shall be applied wherever appropriate herein:

(i) for purposes of this Agreement, the words “hereof,” “herein,” “hereby” and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. All terms defined herein in the singular shall have the same meaning when used in the plural; all terms defined herein in the plural shall have the same meaning when used in the singular;

(ii) with regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement;

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(iii) all references herein to Sections, subsections, paragraphs, subparagraphs and clauses shall be deemed references to such parts of this Agreement, unless the context shall otherwise require;

(iv) all pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require;

(v) the words “include” and “including” and variations thereof shall not be deemed terms of limitation, but rather shall be deemed to be followed by the words “without limitation”;

(vi) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day;

(vii) the Schedules, if any, attached hereto are incorporated herein by reference and shall be considered part of this Agreement;

(viii) any consent or approval rights of the Board or the Company contained herein shall be exercised in the sole and absolute discretion of the Board or the Company, as applicable, unless otherwise expressly set forth herein; and

(ix) all references to $, currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars.

Section 2. Prior Notice of Transfers.

(a) Subject to Section 2(c), until the fifth anniversary of the date hereof, the provisions of this Section 2 shall apply to all Transfers by the Former Greater Media Stockholders or their Approved Greater Media Transferees.

(b) Subject to Section 2(c), if any Former Greater Media Stockholder proposes to Transfer all or any portion of the Merger Shares issued to such Former Greater Media Stockholder pursuant to the Merger Agreement, then such Former Greater Media Stockholder (the “Selling Former Greater Media Stockholder”) shall notify the Company in writing of the proposed Transfer no less than twenty (20) days prior to the contemplated consummation date of the proposed Transfer (the “Transfer Notice”). Any such Transfer Notice shall specify in reasonable detail the identity of the proposed purchaser or transferee to the extent known, the material terms and conditions of such proposed Transfer (including the price per share, the number of Shares to be sold, the proposed date of Transfer and any other applicable economic terms) as offered by the proposed Transferee. Following receipt of the Transfer Notice, the Company may, in its sole discretion, offer to acquire such Shares from the Selling Former Greater Media Stockholder. For the avoidance of doubt, the Selling Former Greater Media Stockholder shall have no obligation to consider or accept any such offer from the Company.

(c) The provisions of this Section 2 shall not apply to (i) Transfers by any Former Greater Media Stockholder made in accordance with the applicable requirements of Rule 144, (ii) Transfers by any Former Greater Media Stockholder made pursuant to the Registration Rights Agreement (as defined in the Merger Agreement), (iii) any Approved Greater Media Transfer or (iv) Transfers made to a charitable organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986 or to a university or college; provided, that, promptly following the consummation of any of the Transfers described in clauses (i) – (iv) above, the Former Greater Media Stockholder Transferring the Merger Shares shall notify the Company of such Transfer.

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Section 3. Tag-Along Rights.

(a) Subject to Section 3(g), if any Beasley Family Stockholder proposes to Transfer any portion of the Shares held by such Beasley Family Stockholder (for the purposes of this Section 3, each a “Tag-Along Seller”), in connection with any transaction or series of related transactions (each, a “Tag-Eligible Sale”), to any Person, then each Former Greater Media Stockholder or Approved Greater Media Transferee (each, a “Tag Holder”) shall have the right to require the proposed Transferee to purchase a number of such Former Greater Media Stockholder’s Shares equal to (i) the total number of Shares (on an as-converted basis) that the proposed Transferee has agreed or committed to purchase in the Tag-Eligible Sale multiplied by (ii) a fraction, the numerator of which is the aggregate number of Shares (on an as-converted basis) owned by the Tag Holder and the denominator of which is the aggregate number of outstanding Shares (on an as-converted basis) held by the Tag-Along Seller, on the same (subject to Sections 3(e) and 3(f)) terms, conditions and the same type and amount of consideration payable per share of Shares as such Tag-Along Sellers (the “Tag-Along Rights”).

(b) Any Tag-Along Seller shall notify each Tag Holder in writing of the proposed Tag-Eligible Sale no less than fifteen (15) days prior to the contemplated consummation date of the proposed Tag-Eligible Sale (the “Tag-Along Notice”). Any such Tag-Along Notice shall specify in reasonable detail: (i) a description of the proposed Tag-Eligible Sale, (ii) the name of the proposed Transferee, (iii) the total number of Shares proposed to be Transferred by the Tag-Along Seller(s), and (iv) the proposed amount and form of consideration and terms and conditions of payment offered by the proposed Transferee and other material terms and conditions of such Tag-Eligible Sale. If a Tag Holder elects to exercise its Tag-Along Rights, (i) such Tag Holder shall notify the Tag-Along Seller in writing of such proposed exercise no less than ten (10) days following such Tag Holder’s receipt of the Tag-Along Notice (each a “Tagging Stockholder”) and (ii) subject to Sections 3(e) and 3(f), the closing of such Tagging Stockholder’s Transfer in connection with the Tag-Eligible Sale will be governed by the terms and conditions of the closing of the Tag-Eligible Sale. If a Tag Holder fails to notify the Tag-Along Seller of its intent to exercise such Tag-Along Rights within such ten (10) day period, such Tag Holder shall be deemed to have waived, and shall forfeit, such Tag-Along Rights with respect to such Tag-Eligible Sale. Any proposed Tag-Eligible Sale that is the subject of a Tag-Along Notice that is not consummated within one-hundred twenty (120) days following the date of the Tag Notice shall again be subject to the notice provisions of Section 3 and shall require compliance by the Stockholders with the procedures described in this Section 3(b).

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(c) The number of Shares being purchased from a Tag-Along Seller and any Tagging Stockholders will be reduced on a pro rata basis if the proposed Transferee will not purchase all the Shares being offered.

(d) No Tagging Stockholder will be obligated to pay any transaction expenses incurred in connection with such Tag-Eligible Sale except for expenses incurred by or on behalf of a Stockholder for its sole benefit.

(e) No Tagging Stockholder will be obligated to make any representations or warranties in connection with the Tag-Eligible Sale, except as to (i) good and valid title to the Shares being Transferred; (ii) the absence of liens, with respect to the Shares being Transferred; (iii) such Tagging Stockholder’s valid existence and good standing (if applicable); (iv) the legal capacity and authority for, and validity, binding effect and enforceability of (as against such Tagging Stockholder), any agreement entered into by such Tagging Stockholder in connection with the Tag-Eligible Sale; (v) all required consents and approvals required to be obtained by the Tagging Stockholder in connection with the Tagging Stockholder’s Transfer of such Shares having been obtained (excluding securities laws); and (vi) the fact that no broker’s commission or finder’s fee is payable by the Company or the Beasley Family Stockholders as a result of the Tagging Stockholder’s conduct in connection with the Tag-Eligible Sale. All representations and warranties made by any Tagging Stockholder in connection with the Tag-Eligible Sale shall be on a several and not joint basis.

(f) No Tagging Stockholder will be liable for any indemnification obligations incurred in connection with the Tag-Eligible Sale; provided, however, that, in the case of a breach of a representation or warranty by a Tagging Stockholder, such Tagging Stockholder will be liable for one hundred percent (100%) of any indemnity obligations arising directly therefrom. Any indemnifications provided by any Tagging Stockholders in connection with the Tag-Eligible Sale will be on a several and not a joint basis.

(g) The provisions of this Section 3 shall not apply to (i) Transfers by any Beasley Family Stockholder made in accordance with the applicable requirements of Rule 144, (ii) Transfers by any Beasley Family Stockholder made to a member or members of the Immediate Family Group of such Beasley Family Stockholder, (iii) Transfers by any Beasley Family Stockholder made to another Beasley Family Stockholder and/or to a member or members of the Immediate Family Group of such Beasley Family Stockholder, (iv) Transfers by any Beasley Family Stockholder made to the estate of such Beasley Family Stockholder, (v) Transfers by any Beasley Family Stockholder made by operation of the provisions of the trust instrument of a trust which is a Beasley Family Stockholder or which is a successor trust, including by way of being a “mirror”, “sub” or “split” trust, directly or indirectly, of a trust which is a Beasley Family Stockholder, or (vi) Transfers by any Beasley Family Stockholder made to a charitable organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986 or to a university or college.

Section 4. Composition of the Board.

(a) The Company shall take all action necessary to, as of the date hereof, (i) cause the size of the Board to be increased to nine (9) members and (ii) appoint Peter A. Bordes, Jr. to fill

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the vacancy created by expanding the size of the Board. The parties agree that, subject to the right of the Former Greater Media Stockholders to reappoint him pursuant to Section 4(b) below, Mr. Bordes will serve a term that expires at the 2017 annual meeting of the Company’s stockholders.

(b) Unless and until there has occurred a Fall-Away of Board Rights, the Former Greater Media Stockholders shall be entitled to appoint one director to serve on the Board, subject to such Person’s satisfaction of the Director Qualification Standards. The Company shall (i) include the Former GM Stockholder Director Designee in its slate of nominees for election to the Board at each annual or special meeting of the stockholders of the Company at which directors are to be elected and at which the seat held by the Former GM Stockholder Director Designee is subject to election and (ii) recommend that the Company’s stockholders vote in favor of the election of the Former GM Stockholder Director Designee at each such annual or special meeting of the Company’s stockholders and shall otherwise support such Former GM Stockholder Director Designee in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees. The Beasley Family Stockholders agree to vote all of their Shares in favor of the election of the Former GM Stockholder Director Designee at each annual or special meeting of the stockholders of the Company at which directors are to be elected. The Company and the Board shall take all reasonably necessary actions to ensure that, at all times when a Former GM Stockholder Director Designee is eligible to be appointed or nominated, there are sufficient vacancies on the Board to permit such designation. For the avoidance of doubt, the Former Greater Media Stockholders shall not be required to comply with the advance notice provisions generally applicable to the nomination of directors by the Company so long as the Former Greater Media Stockholders provide reasonable advance notice to the Company of the Former GM Stockholder Director Designee prior to the mailing of the proxy statement by the Company (provided, that the Company shall provide reasonable advance notice to the Former Greater Media Stockholders of the expected mailing date of the proxy statement).

(c) Any Former GM Stockholder Director Designee may resign, or may be removed either (i) with or without cause solely at the direction of the Former Greater Media Stockholders, or (ii) by the affirmative written vote or written consent of a majority of the remaining members of the Board upon death, disability, incapacity or disqualification of such member of the Board. The Former Greater Media Stockholders shall have the exclusive right to designate a replacement for such member of the Board in accordance with the first sentence of Section 4(b) above, which individual shall be appointed and approved by the Board in the manner provided by the Company’s organizational documents for the filling of vacancies on the Board.

(d) For the avoidance of doubt, the Former GM Stockholder Director Designee shall be entitled (i) to the same retainer, equity compensation and other fees or compensation, including travel and expense reimbursement, paid to the other non-executive directors of the Company for the Former GM Stockholder Director Designee’s service as a director and (ii) to indemnification rights no less favorable than those provided to any other non-employee directors of the Company and the Company shall maintain in full force and effect commercially reasonable directors’ and officers’ liability insurance coverage. Each Former GM Stockholder Director Designee shall be covered as an insured director of the Company, in such a manner as to provide each such director in the Former GM Stockholder Director Designee’s capacity as a director of the Company with rights and benefits under all directors’ and officers’ insurance policies no less favorable than those provided to any other non-employee directors of the Company.

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Section 5. Information Rights. Until such time as the 10.0% Ownership Requirement is not satisfied, if the Company proposes to enter into any transaction with any Beasley Family Stockholder or member of the Immediate Family Group of a Beasley Family Stockholder which is reasonably expected to be a related party transaction as contemplated by Item 404 of Regulation S-K under the Securities Act (a “Beasley Related Party Transaction”), then the Company shall, no less than three (3) Business Days prior to entering into such Beasley Related Party Transaction, notify the Former GM Stockholder Director Designee of the Company’s intent to enter into such Beasley Related Party Transaction (each a “Related Party Transaction Notice”). Following receipt of such Related Party Transaction Notice, the Former GM Stockholder Director Designee shall have the right (but not the obligation), upon written request, to receive an informal presentation regarding such Beasley Related Party Transaction. Any such informal presentation shall specify in reasonable detail the terms and conditions of such Beasley Related Party Transaction. If the Company intends to enter into a Beasley Related Party Transaction at such time when the Former Greater Media Stockholders no longer have the right to appoint a Former GM Stockholder Director Designee, but the 10.0% Ownership Requirement is satisfied, the Company shall deliver the Related Party Transaction Notice to the Stockholders’ Representative (as defined in the Merger Agreement) and such Stockholders’ Representative shall have the rights of the Former GM Stockholder Director Designee pursuant to this Section 5.

Section 6. Representations and Warranties.

(a) Except as disclosed in the Buyer SEC Documents (as defined in the Merger Agreement) that were publicly available on the website of the Securities Exchange Commission at least two Business Days prior to the date hereof and after December 31, 2014, solely to the extent it is reasonably apparent solely from the face of such disclosure that any such disclosure set forth in such Buyer SEC Documents would qualify the applicable representations and warranties contained herein, and other than disclosures in the “Risk Factors” sections of any such filings and any other disclosures included in such filings that are predictive or forward-looking in nature, each of the Company and each Beasley Family Stockholder, severally but not jointly, represents and warrants, as of the date hereof, to the Former Greater Media Stockholders as follows:

(i) If an entity, such party is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization.

(ii) Such party, as appropriate, has the full power, right and authority to enter into this Agreement, to perform, observe and comply with all of such party’s agreements and obligations hereunder, and to consummate the transactions contemplated hereby. If an entity, such party has taken all action required to be taken by it with respect to the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby.

(iii) This Agreement has been duly and validly executed by such party and, upon delivery thereof by such party, will constitute a legally valid and binding obligation of such party, enforceable against such party in accordance with its terms,

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except as enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors’ rights generally or by general principles of equity.

(iv) The execution, delivery and performance by such party of this Agreement does not and will not, and the consummation of the transactions contemplated hereby in compliance with the terms and provisions hereof will not, to the knowledge of such party, with or without the giving of notice, the passage of time, or both, conflict with, result in a beach of, or constitute a violation or default of or give any third party the right to terminate, accelerate or modify any obligation under (i) any material agreement or other document or instrument to which such party is a party or by which such party is bound or affected, (ii) if an entity, the organizational documents of such party, or (iii) any law, statute, rule, regulation, ordinance, writ, order or judgment to which such party is bound or affected.

(v) The Company has disclosed or made available to the Former Greater Media Stockholders (or their counsel) all contracts, agreements or binding arrangements regarding the Shares in existence as of the date hereof between the Company or any of its subsidiaries, on the one hand, and any (i) Beasley Family Stockholder, (ii) Affiliate or member of the Immediate Family Group of any Beasley Family Stockholder or (iii) officer or director of the Company or any of its subsidiaries, on the other hand (other than any such contracts, transactions, agreements or arrangements which would be a Company Benefit Plan (as defined in the Merger Agreement) (provided that solely for purposes of this Section 6(a)(v) the Company’s subsidiaries shall not be deemed to be Affiliates of the Company). For the avoidance of doubt, the parties agree that any contracts, agreements or arrangements described in any Buyer SEC Document shall be deemed disclosed for purposes of this Section 6(a)(vi).

(b) Each of the Former Greater Media Stockholders, severally but not jointly, represents and warrants, as of the date hereof, to the Company and the Beasley Family Stockholders as follows:

(i) If an entity, such party is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization.

(ii) Such party, as appropriate, has the full power, right and authority to enter into this Agreement, to perform, observe and comply with all of such party’s agreements and obligations hereunder, and to consummate the transactions contemplated hereby. If an entity, such party has taken all action required to be taken by it with respect to the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby.

(iii) This Agreement has been duly and validly executed by such party and, upon delivery thereof by such party, will constitute a legally valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors’ rights generally or by general principles of equity.

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(iv) The execution, delivery and performance by such party of this Agreement does not and will not, and the consummation of the transactions contemplated hereby in compliance with the terms and provisions hereof will not, to the knowledge of such party, with or without the giving of notice, the passage of time, or both, conflict with, result in a beach of, or constitute a violation or default of or give any third party the right to terminate, accelerate or modify any obligation under (i) any material agreement or other document or instrument to which such party is a party or by which such party is bound or affected, (ii) if an entity, the organizational documents of such party, or (iii) any law, statute, rule, regulation, ordinance, writ, order or judgment to which such party is bound or affected.

The representations and warranties contained in this Agreement shall survive the execution of this Agreement and continue in full force and effect indefinitely.

Section 7. Corporate Opportunities. The Former Greater Media Stockholders may freely offer to any other Person or effect on behalf of itself or any other Person any other investment or business opportunity or prospective economic advantage (which may include investments or activities relating to competitors of the Company), including those competitive with the business of the Company, or other transactions in which the Company, its subsidiaries, any director or any other stockholder may have an interest or expectancy, including as a result of any fiduciary duties applicable to such Person, in each case without any prior Company, Board or stockholder notification or approval; provided that the foregoing shall not limit (i) any fiduciary duties owed by any Former GM Stockholder Director Designee to the Company and its stockholders or (ii) any obligations of any Former GM Stockholder Director Designee pursuant to the Company’s Code of Business Conduct and Ethics.

Section 8. Legends.

(a) Each certificate or other documents representing Merger Shares shall bear the following legend until such time as the Merger Shares represented thereby are registered or may be sold in a transaction satisfying the applicable requirements of Rule 144 under the Securities Act of 1933, as amended:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.”

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(b) Each certificate or other documents representing Merger Shares shall bear the following legend until such time as the Merger Shares represented thereby are not held by a Former Greater Media Stockholder or Approved Greater Media Transferee:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTOR RIGHTS AGREEMENT, DATED AS OF NOVEMBER 1, 2016 (AS THE SAME MAY BE AMENDED, MODIFIED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME), A COPY OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF BEASLEY BROADCAST GROUP, INC.”

(c) Upon determination that the provisions of Section 8(a) and/or Section 8(b) are no longer applicable to any Merger Shares, at the written request of the applicable holder of Merger Shares, the Company shall promptly issue, or cause to be issued, replacement certificates or other documents representing such Merger Shares with the corresponding legend(s) removed.

Section 9. Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Shares, (a) the type and number of Shares shall be adjusted pari passu with other shares of Common Stock and (b) this Agreement and the obligations hereunder shall automatically attach to any additional Shares or other securities or rights of the Company issued to a Stockholder.

Section 10. Notices. All notices and other communications among the parties that pertain to this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, or (d) when delivered by facsimile or email (in each case in this clause (d), solely if receipt is confirmed), addressed as follows:

If to the Company:

Beasley Broadcast Group, Inc.

3033 Riviera Drive, Suite 200

Fax: (239) 263-8191

Telephone: (239) 263-5000

Attention: Caroline Beasley; Joyce Fitch

E-mail: caroline@bbgi.com; joyce@bbgi.com

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with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

555 11th Street, N.W., Suite 1000

Washington, DC 20004

Fax: (202) 637-2201

Telephone: (202) 638-2200

Attention: Marc A. Granger

E-mail: marc.granger@lw.com

If to a Stockholder, to the applicable address indicated on Schedule 1 or Schedule 2, as applicable, attached hereto as amended from time to time, with a copy, in the case of notices to Former Greater Media Stockholders, (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, NY 10022

Fax: (212) 909-6836

Telephone: (212) 909-6000

Attention: Richard D. Bohm

E-mail: rdbohm@debevoise.com

Section 11. Governing Law; Consent to Jurisdiction; Waiver of Trial By Jury.

(a) This Agreement shall be governed, construed and enforced in accordance with the Laws of the State of Delaware, without regard to the conflict of law principles that would result in the application of any Law other than the Law of the State of Delaware.

(b) Each party hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware state court, or federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereof, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware state court or, to the extent permitted by law, in such federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware state or federal court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware state or federal court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to service of process in the manner provided for notices in Section 10. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(c) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES; AND THEREFORE IT HEREBY

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IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

Section 12. Successors and Assigns. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective permitted successors and assigns. Subject to the following sentence, no party may assign any of its rights or obligations under this Agreement or any part hereof except as expressly set forth herein. The Former Greater Media Stockholders may transfer any of their rights or obligations hereunder in connection with any Approved Greater Media Transfer.

Section 13. No Other Relationships. Nothing contained herein or in any other agreement delivered pursuant hereto or thereto shall be construed to create any agency relationship among the Stockholders. No Stockholder shall owe any fiduciary duties to the Company or to any other Stockholder by virtue of this Agreement. To the extent that at law or in equity, a Stockholder has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Stockholder, a Stockholder acting under this Agreement shall not be liable to the Company or to any Stockholder for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Stockholder otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Stockholder.

Section 14. Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a Governmental Authority, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other Persons or circumstances, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner that is materially adverse to any party. Upon such determination that any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 15. Expenses. Except as otherwise provided herein, each party hereto shall bear its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

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Section 16. Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party shall be entitled to seek injunctive relief or specific performance without bond or the necessity of showing actual monetary damages in order to enforce or prevent any violations of the provisions of this Agreement.

Section 17. Confidentiality; Public Announcements, Etc. Each Former Greater Media Stockholder agrees, and agrees to cause its Affiliates, to at all times hold in confidence and keep secret and inviolate all of the Company’s confidential information, including, without limitation, all unpublished matters relating to the business, property, accounts, books, records, customers and contracts of the Company which such Stockholder or any such Affiliates may or hereafter come to know; provided, however, that, except as otherwise provided herein, such Stockholder may disclose any such information (a) to its Affiliates, representatives and agents, including accountants, legal counsel and other advisors who have a need to know such information in connection with such Stockholder’s investment in the Company (it being understood and agreed that (i) the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential and (ii) such Stockholder shall be responsible for breach by any such Person of the provisions of this Section 18), (b) that otherwise is or has become generally available to the public (without breach of this Section 18), (c) as to which such Stockholder has obtained knowledge from sources other than the Company or the directors or the officers of the Company (provided, that such source is not known by such Stockholder to be bound by a confidentiality agreement with the Company), (d) with the consent of the Company, or (e) that it is required to disclose by law or subpoena or judicial process or as is required to enforce its rights hereunder, in which case, the disclosing Stockholder shall, if possible, provide the Company with prompt advance notice of such disclosure so that the Company shall have the opportunity if it so desires to seek a protective order or other appropriate remedy. Each Former Greater Media Stockholder agrees that such confidential information shall be used only in connection with the business of the Company, and such Stockholder’s investment therein, and not for any other purpose.

Section 18. Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

Section 19. No Trustee Liability. When this Agreement is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Agreement shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof, and any recourse against a trustee shall be solely against the assets of the pertinent trust.

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Section 20. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the parties hereto may be corporations, partnerships, limited liability companies or trusts, each party to this Agreement covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner, member, manager or trustee of the Company or any Stockholder or of any partner, member, manager, trustee, Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of the Company or any Stockholder or any current or future member of any Stockholder or any current or future director, officer, employee, partner, member, manager or trustee of the Company or any Stockholder or of any Affiliate or assignee thereof, as such, for any obligation of the Company or any Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

Section 21. Aggregation. All Shares held by any Approved Greater Media Transferee of any Former Greater Media Stockholder shall be aggregated together with the Shares held by such Stockholder for the purposes of determining availability of rights and application of obligations of such Stockholder under this Agreement.

Section 22. Entire Agreement. This Agreement, the Merger Agreement and the Registration Rights Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede and shall supersede all prior agreements and understandings (whether written or oral) between the Company and the Stockholders, or any of them, with respect to the subject matter hereof. No representations, warranties, covenants, understandings or agreements, oral or otherwise, relating to the transactions contemplated by this Agreement exist between any of the parties hereto except as expressly set forth in this Agreement, the Merger Agreement and the Registration Rights Agreement and other documents contemplated hereby.

Section 23. Informed Decision; Advice of Counsel. Each party hereto hereby acknowledges and agrees that (a) this Agreement, including all Schedules hereto, have been or will be executed and delivered, as appropriate, following arm’s length negotiations between and among the parties; and (b) such party’s informed decision to execute, deliver and perform this Agreement, (i) was made on the basis of legal, tax, financial and other advice from professionals acting on behalf of such party or on the basis of such party having had the opportunity to engage legal, tax, financial and other advice from professionals, acting on behalf of such party, (ii) was voluntary, and (iii) was not based on any representations, warranties, covenants and/or agreements of any party or other Person not expressly provided for in this Agreement, the Merger Agreement or the Registration Rights Agreement.

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Section 24. Amendment and Waiver. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Company and the Stockholders, or, in the case of a waiver, by the party waiving compliance; provided, however, that Schedule 1 or Schedule 2 to this Agreement shall be amended by the Company upon a Transfer consummated in accordance with this Agreement to reflect such Transfer without the consent of the Stockholders. No delay on the part of any party on exercising any right, power or privileges hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

Section 25. Rights of Third Parties. Except as otherwise expressly provided herein (including the final sentence of Section 12), this Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person other than the parties hereto.

Section 26. Waiver of Certain Damages. Each party hereto agrees not to assert, and hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any of the transactions contemplated hereby.

Section 27. Termination. This Agreement shall terminate and be of no further force and effect with respect to any individual Former Greater Media Stockholder, on the first date when such Former Greater Media Stockholder no longer holds any Merger Shares.

Signature pages follow.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Investor Rights Agreement as of the date first above written.

THE COMPANY:

BEASLEY BROADCAST GROUP, INC.

By:	/s/ B. Caroline Beasley
	Name:	B. Caroline Beasley
	Title:	Interim Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary, and Treasurer

BEASLEY FAMILY STOCKHOLDERS:

/s/ George G. Beasley
George G. Beasley

GEORGE G. BEASLEY REVOCABLE LIVING TRUST DATED MAY 26, 2006

By:	/s/ George G. Beasley
Name:	George G. Beasley
Title:	Trustee

REB FLORIDA INTANGIBLE TAX TRUST DATED AUGUST 20, 2004

By:	/s/ George G. Beasley
Name:	George G. Beasley
Title:	Trustee

GGB FAMILY ENTERPRISES, INC.

By:	/s/ George G. Beasley
Name:	George G. Beasley
Title:	President

GGB FAMILY LIMITED PARTNERSHIP

By:	GGB Family Enterprises, its General Partner

By:	/s/ George G. Beasley
Name:	George G. Beasley
Title:	President

GGB II FAMILY LIMITED PARTNERSHIP

By:	GGB Family Enterprises, its General Partner

By:	/s/ George G. Beasley
Name:	George G. Beasley
Title:	President

/s/ Caroline Beasley
Caroline Beasley

BARBARA CAROLINE BEASLEY REVOCABLE TRUST DATED APRIL 14, 1998

By:	/s/ Barbara Caroline Beasley
Name:	Barbara Caroline Beasley
Title:	Trustee

GEORGE G. BEASLEY TRUST F/B/O
BARBARA CAROLINE BEASLEY
U/A/D 12/9/08

By:	/s/ Barbara Caroline Beasley
Name:	Barbara Caroline Beasley
Title:	Trustee

/s/ Bruce G. Beasley
Bruce G. Beasley

BRUCE G. BEASLEY REVOCABLE TRUST DATED JUNE 19, 2006

By:	/s/ Bruce G. Beasley
Name:	Bruce G. Beasley
Title:	Trustee

GEORGE G. BEASLEY TRUST F/B/O
BRUCE G. BEASLEY U/A/D 12/9/08

By:	/s/ Bruce G. Beasley
Name:	Bruce G. Beasley
Title:	Trustee

/s/ Bradley C. Beasley
Bradley C. Beasley

BRADLEY C. BEASLEY REVOCABLE TRUST DATED JUNE 13, 1999

By:	/s/ Bradley C. Beasley
Name:	Bradley C. Beasley
Title:	Trustee

GEORGE G. BEASLEY TRUST F/B/O
BRADLEY C. BEASLEY
U/A/D 12/9/08

By:	/s/ Bradley C. Beasley
Name:	Bradley C. Beasley
Title:	Trustee

ROBERT E. BEASLEY REVOCABLE TRUST DATED AUGUST 20, 2004

By:	/s/ Robert E. Beasley
Name:	Robert E. Beasley
Title:	Trustee

GEORGE G. BEASLEY TRUST F/B/O
ROBERT E. BEASLEY
U/A/D 12/9/08

By:	/s/ Robert E. Beasley
Name:	Robert E. Beasley
Title:	Trustee

FORMER GREATER MEDIA STOCKHOLDERS:

PETER A. BORDES MARITAL TRUST

By:	/s/ Peter A. Bordes, Jr.
Name:	Peter A. Bordes, Jr.
Title:	Trustee

By:	/s/ Stephanie Bordes
Name:	Stephanie Bordes
Title:	Trustee

By:	/s/ Stephen Bordes
Name:	Stephen Bordes
Title:	Trustee

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

CRISTINA BORDES 2009 GIFT TRUST

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2013 GRAT # 4

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2013 GRAT # 5

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2014 GRAT # 4

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2014 GRAT # 6

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2014 GRAT # 7

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2015 GRAT # 1

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2015 GRAT # 4

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2015 GRAT # 5

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2015 GRAT # 6

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2015 GRAT # 7

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2016 GRAT # 2

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES 2016 GRAT # 3

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

LEE BORDES REVOCABLE TRUST

By:	/s/ Peter A. Bordes, Jr.
Name:	Peter A. Bordes, Jr.
Title:	Trustee

By:	/s/ Stephanie Bordes
Name:	Stephanie Bordes
Title:	Trustee

By:	/s/ Stephen Bordes
Name:	Stephen Bordes
Title:	Trustee

By:	/s/ Cristina Bordes
Name:	Cristina Bordes
Title:	Trustee

By:	/s/ John D. Bennett
Name:	John D. Bennett
Title:	Managing Director of JP Morgan
Chase Bank, N.A., as Trustee

PETER A. BORDES, JR. 2009 GIFT TRUST

By:	/s/ Peter A. Bordes, Jr.
Name:	Peter A. Bordes, Jr.
Title:	Trustee

STEPHANIE BORDES 2009 GIFT TRUST

By:	/s/ Stephanie Bordes
Name:	Stephanie Bordes
Title:	Trustee

STEPHEN BORDES 2009 GIFT TRUST

By:	/s/ Stephen Bordes
Name:	Stephen Bordes
Title:	Trustee